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                         CENTRAL SECURITIES CORPORATION



                                   ----------



                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2009


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

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2009 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

      Comparative net assets are as follows:


                                                     Mar. 31, 2009     Dec. 31, 2008    Mar. 31, 2008
                                                     -------------     -------------    -------------
Net assets........................................    $358,075,258      $397,353,061     $612,438,385
Net assets per share of Common Stock..............    $     16.05       $      17.79     $      28.64
      Shares of Common Stock outstanding..........      22,303,213        22,331,813       21,385,882

      Comparative operating results are as follows:

                                                                      Three months ended March 31,
                                                                      ----------------------------
                                                                          2009            2008
                                                                          ----            ----
Net investment income.............................................      3,320,455       4,008,845
   Per share of Common Stock......................................            .15*            .19*
Net realized gain (loss) on sale of investments...................     (1,815,436)     10,718,059
Decrease in net unrealized appreciation of investments............    (40,470,721)    (47,111,243)
Decrease in net assets resulting from operations..................    (38,965,702)    (32,384,339)

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the three-month period.

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      The annual meeting of  stockholders  of the  Corporation was held on March
11, 2009 with 94% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2009 was ratified. Detailed information will be published in the June 30, 2009 Semi-Annual Report.

      In the quarter ended March 31, 2009 the Corporation repurchased 28,600 shares of its Common Stock at an average price per share of $10.91. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE-Amex or in private transactions directly with stockholders.

      Stockholders' inquiries are welcome.

                                               CENTRAL SECURITIES CORPORATION

                                                  WILMOT H. KIDD, President


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

                          PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 2009
                   (Common Stock unless specified otherwise)
                                  (unaudited)

                                                    Number of Shares
                                           ------------------------------------
                                                                        Held
                                                                      March 31,
                                           Purchased      Sold          2009
                                           ---------     -------      ---------

Agilent Technologies, Inc.................     --         22,400        920,000
Analog Devices, Inc.......................     --         20,000        370,000
Arbinet-thexchange, Inc...................     --        100,000      1,000,000
The Bank of New York Mellon Corporation...     --        125,475        700,000
Capital One Financial Corporation.........     --        250,000             --
Coherent, Inc.............................     --         20,000        830,000
Maxim Integrated Products, Inc............     --         10,000        300,000
Murphy Oil Corporation....................     --         13,300        350,000
Roper Industries, Inc.....................     --         50,000        250,000
RSC Holdings Inc..........................     --         70,000             --

                             TEN LARGEST INVESTMENTS
                                 March 31, 2009
                                   (unaudited)

                                              Cost       Value    Percent of   Year First
                                             (mil.)     (mil.)    Net Assets    Acquired
                                             ------     ------    ----------   ----------
The Plymouth Rock Company, Inc............    $ 2.2     $112.0       31.3%        1982
The Bank of New York Mellon Corporation...     12.8       19.8        5.5         1993
Murphy Oil Corporation....................      1.4       15.7        4.4         1974
Brady Corporation.........................      2.5       15.3        4.3         1984
Coherent, Inc.............................     22.9       14.3        4.0         2007
Agilent Technologies, Inc.................     21.9       14.1        3.9         2005
Convergys Corporation.....................     25.3       14.0        3.9         1998
Intel Corporation.........................      0.3       12.2        3.4         1986
Roper Industries, Inc.....................      5.0       10.6        3.0         2003
Dover Corporation.........................     13.0       10.6        2.9         2003


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

                               BOARD OF DIRECTORS

                           Simms C. Browning, Chairman
                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                       William E. Sheeline, Vice President
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                   P. O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


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